FIRST AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL
SINGLE-TENANT LEASE – NET

THIS FIRST AMENDMENT TO STANDARD INDUSTRIAL/ COMMERCIAL SINGLE-TENANT LEASE – NET dated as of June 24, 2019 (this “First Amendment”), is entered into by and between WATX PROPERTIES, LLC, a Texas limited liability company (“Landlord”), and WESCO AIRCRAFT HARDWARE CORP., a California corporation (“Tenant”), with reference to the following:

R E C I T A L S

WHEREAS, Landlord and Tenant entered into that certain Standard Industrial/Commercial Single-Tenant Lease – Net dated as of January 1, 2004 (as amended and otherwise modified, the “Lease”), for the lease of certain premises (the “Premises”) with an address of 6701 Will Rogers Boulevard, Fort Worth, Texas, 76140, as more particularly described in the Lease. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. Unless the context clearly indicates otherwise, all references to the “Lease” in the Lease and in this First Amendment shall hereinafter be deemed to refer to the Lease, as amended hereby.

WHEREAS, Landlord and Tenant desire by this First Amendment to amend the Lease in order to extend the Term, and further amend, modify and supplement the Lease as set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference), for the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

A G R E E M E N T

1.    Extension of Term; Tenant’s Early Termination Right. Landlord and Tenant acknowledge that the Term is scheduled to expire on June 30, 2019. Notwithstanding anything to the contrary contained in the Lease, the Term is hereby extended for a period of one (1) year (the “Extension Term”), commencing on July 1, 2019 (the “Extension Term Commencement Date”) and ending on June 30, 2020, unless sooner terminated in accordance with the terms of the Lease.

2.    Base Rent. Notwithstanding anything to the contrary contained in the Lease, in addition to all other amounts due and payable by Tenant in connection with the Lease, during the Extension Term, Tenant shall pay Base Rent in the amount of $21,954.08 per month.

3.    Estoppel. Tenant and Landlord each hereby certifies and acknowledges that, as of the date of the mutual execution of this First Amendment, to such party’s actual knowledge, the other party is not in default in any respect under the Lease.

4.    Brokers. Landlord and Tenant each hereby represents and warrants to the other that it has not entered into any agreement or taken any other action that might result in any obligation on the part of Landlord or Tenant to pay any brokerage commission, finder’s fee or other compensation with respect to this First Amendment, and each agrees to protect, defend, indemnify and hold the other harmless from and against any and all actions, claims, costs, damages, demands and expenses (including, without limitation, reasonable attorneys’ fees and costs and court costs) to the extent caused by any breach or inaccuracy of such representation and warranty made by such indemnifying party.

5.    Miscellaneous. Landlord and Tenant hereby ratify and confirm their respective rights and obligations under the Lease. Except as specifically herein amended, the Lease is and shall remain in full force and effect according to the terms thereof. In the event of any conflict between the terms of the Lease and the terms of this First Amendment, the terms of this First Amendment shall control. The headings to sections of this First Amendment are for convenient reference only and shall not be used in interpreting this First Amendment. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an electronically executed signature page hereof by electronic transmission (including, without limitation, via emailed .pdf or DocuSign) shall specifically be deemed as effective as delivery of a manually executed signature page hereof.

[SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this First Amendment as of the date first above written.
“LANDLORD”:

WATX PROPERTIES, LLC,
a Texas limited liability company

By:     /s/ Randy Snyder
Name:     Randy Snyder
Its:     Manager

By:
Name:
Its:

“TENANT”:

WESCO AIRCRAFT HARDWARE CORP.,
a California corporation

By:     /s/ John Holland
Name:     John Holland
Its:     Executive Vice President

By:
Name:
Its:

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